EXHIBIT 24
                                                                    1 OF 12
                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Susan W. Catherwood of Bryn Mawr, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                         /s/ Susan W. Catherwood (L.S.)
                                         -----------------------
                                             Susan W. Catherwood

                                                                 EXHIBIT 24
                                                                    2 of 12

                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, M. Walter D'Alessio of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                          /s/  M. Walter D'Alessio (L.S.)
                                          ------------------------
                                               M. Walter D'Alessio

                                                                 EXHIBIT 24
                                                                    3 OF 12


                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Richard G. Gilmore of Sarasota, FL, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                                /s/ Richard G. Gilmore (L.S.)
                                                ----------------------
                                                    Richard G. Gilmore

                                                                 EXHIBIT 24
                                                                    4 OF 12


                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Richard H. Glanton of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                         /s/ Richard H. Glanton (L.S.)
                                         ----------------------
                                             Richard H. Glanton

                                                                 EXHIBIT 24
                                                                    5 of 12

                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, James A. Hagen of Villanova, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                            /s/ James A. Hagen (L.S.)
                                            ------------------
                                                James A. Hagen

                                                                 EXHIBIT 24
                                                                    6 of 12

                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Nelson G. Harris of Lafayette Hill, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                           /s/ Nelson G. Harris (L.S.)
                                           --------------------
                                               Nelson G. Harris

                                                                 EXHIBIT 24
                                                                    7 of 12


                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Joseph C. Ladd of Rosemont, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                           /s/ Joseph C. Ladd (L.S.)
                                           ------------------
                                               Joseph C. Ladd

                                                                 EXHIBIT 24
                                                                    8 of 12

                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Edithe J. Levit of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                            /s/ Edithe J. Levit (L.S.)
                                            -------------------
                                                Edithe J. Levit

                                                                 EXHIBIT 24
                                                                    9 of 12


                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Kinnaird R. McKee of Oxford, MD, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                           /s/ Kinnaird R. McKee (L.S.)
                                           ---------------------
                                               Kinnaird R. McKee

                                                                 EXHIBIT 24
                                                                   10 of 12

                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Joseph J. McLaughlin of Rosemont, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                            /s/ Joseph J. McLaughlin (L.S.)
                                            ------------------------
                                                Joseph J. McLaughlin

                                                                 EXHIBIT 24
                                                                   11 of 12

                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Dr. John M. Palms of Columbia, SC, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                              /s/ John M. Palms (L.S.)
                                              -----------------
                                              Dr. John M. Palms

                                                                 EXHIBIT 24
                                                                   12 of 12

                           PECO ENERGY COMPANY

                     P O W E R  O F  A T T O R N E Y


    KNOW ALL MEN BY THESE PRESENTS That I, Ronald Rubin of Narberth, PA, do hereby appoint J. F. PAQUETTE, JR., and K. G. LAWRENCE, or either of them, attorney for me and in my name and on my behalf to sign the Registration Statement, and any amendments thereto, of PECO ENERGY COMPANY to be filed with the Securities and Exchange Commission under the Securities Act of 1933, in connection with the registration of the securities of this Company, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

Dated: April 13, 1994
                                           /s/ Ronald Rubin (L.S.)
                                           ----------------
                                               Ronald Rubin